UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00032

Fundamental Investors, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders
[logo - American Funds®]
The right choice for the long term®

Fundamental Investors

[close-up photo of water running over rocks in a stream]

A consistent approach amid changing markets

Annual report for the year ended December 31, 2009

Fundamental InvestorsSM seeks long-term growth of capital and income primarily through investments in common stocks.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2010, calculated in accordance with the Securities and Exchange Commission formula, was 1.38%. The fund’s distribution rate for Class A shares as of that date was 1.44%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 29.

Equity investments are subject to market fluctuations. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

[close-up photo of water running over rocks in a stream]

During its recently concluded fiscal year, Fundamental Investors overcame the extremely difficult economic and market conditions that marked the beginning of the period to post a sizable gain. For the 12 months ended December 31, 2009, the fund rose 33.4% for shareholders who reinvested quarterly dividends totaling 48 cents a share.

The fund’s results topped the 26.5% gain of its primary benchmark, the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of U.S. stocks. In addition, the fund’s results surpassed those of its peer group as measured by the Lipper Growth and Income Funds Index, which advanced 29.1%.

Fundamental Investors also registered a larger increase than the MSCI World Index, a measure of stocks in 23 developed nations, which climbed 30.8%. While this is not one of the fund’s key benchmark indexes, because Fundamental Investors is able to invest up to 30% of its assets outside the United States and Canada, we think it provides context on the broader global market environment.

As most fund shareholders invest for long-term objectives, we encourage you to take a long-term perspective on evaluating fund results. As you can see in the table below, Fundamental Investors has posted higher returns than its key benchmarks for all the time periods shown.

[Begin Sidebar]
Results at a glance
For periods ended December 31, 2009, with all distributions reinvested

	Total returns	Average annual returns
	1 year	5 years	10 years	Lifetime1

Fundamental Investors	33.4%	4.0%	3.6%	12.5%
(Class A shares)

Standard & Poor’s	26.5	0.4	–0.9	11.2
500 Composite Index2

Lipper Growth and	29.1	0.8	1.2	10.6
Income Funds Index3

MSCI World Index2	30.8	2.6	0.2	10.4

1 Since Capital Research and Management Company began managing the fund on August 1, 1978.
2 The indexes are unmanaged and their results do not reflect the effect of sales charges, commissions or expenses.
3 The Lipper index does not reflect the effect of sales charges.
[End Sidebar]

In this report

Special feature

6	A consistent approach amid changing markets

How research, a value orientation and a long-term perspective help the fund navigate diverse investment climates.

Contents

1	Letter to shareholders

4	Results of a $10,000 investment in Fundamental Investors

12	Summary investment portfolio

16	Financial statements

35	Board of directors and other officers

Maintaining the dividend
We were pleased to be able to hold the line on the fund’s dividend amid a very challenging climate in which many historically high yielding areas of the market, included but not limited to financial companies, markedly reduced or eliminated their payouts.

Surging returns follow slow start
The 12 months ended December 31, 2009 began in the throes of a deeply uncertain financial and market environment in which a full-scale global economic collapse seemed a real possibility. Investors faced a rising tide of bad news as trade fell, industrial production and consumer spending flagged, GDP contracted and unemployment rose.

In March however, investors returned to the market, lured by low valuations and an increasing belief that the coordinated global efforts of central bankers and governments had warded off financial calamity. They ignited a run-up that saw the S&P 500 rise a total of more than 30% during the second and third quarters. A combination of low interest rates and slightly improving economic indicators helped sustain the rally through the end of the year.

The U.S. dollar weakened against all major currencies except the Japanese yen. This helped boost returns for most of the fund’s investments in companies headquartered beyond our shores. As of year-end, 23% of fund assets were invested in companies located abroad, a figure virtually unchanged from the end of 2008.

China takes up the slack
Fund results were bolstered by rising stock prices in several areas that have been meaningful contributors in recent years. Specifically, energy, metals and mining, and chemical companies notched very strong returns.

Many of these companies had suffered mightily in 2008, when the global economic slowdown caused significant demand contraction. But in the throes of the downturn, many countries in the developing world, principally China, drew on sizable reserves and initiated projects to stimulate economies. The resulting increase in demand for energy and materials helped offset sagging consumption in the developed world, and stock prices rallied.

Among energy companies, Suncor, the fund’s largest holding, gained 86.4%, while Tenaris (103.3%), Petrobras (94.7%), Diamond Offshore Drilling (67.0%) and Occidental Petroleum (35.6%) also surged.

Mining companies Rio Tinto (146.3%), Xstrata (87.0%) and BHP Billiton (78.2%) were major contributors. The steep run-up in many metals and mining holdings presented an opportunity to trim some positions and realize the profits, which we did.

Among chemical stocks, DuPont gained 33.1%, but the highest returns came from companies more tightly focused on agriculture. These included fertilizer producers Mosaic (72.6%) and Potash (48.2%), and seed manufacturer Syngenta (45.4%).

Widespread portfolio strength
Beyond these areas, broad market strength translated into widespread portfolio strength, as over 80% of the companies held for the full 12 months notched price gains.

The fund’s 10 largest positions, which reflect the diversity of the broader portfolio, all finished in positive territory. In addition to Suncor, Microsoft (56.8%), Cisco Systems (46.9%), Medtronic (40.0%), Oracle (38.4%), JPMorgan Chase (32.2%), Coca-Cola (25.9%) and Merck (20.2%) all turned in sizable increases. Roche (11.1%) recorded a more modest gain while McDonald’s (0.4%) finished with only a slight uptick.

Among larger holdings that detracted from results were Citigroup (–50.7%), Eli Lilly (–11.3%) and General Electric (–6.6%).

[Begin Sidebar]
Fundamental Investors’ total return year by year (ending December 31)

	Capital return	Income return	Total return

2000	3.1%	1.2%	4.3%
2001	–10.9	1.3	–9.6
2002	–19.1	1.8	–17.3
2003	30.2	1.8	32.0
2004	11.9	2.0	13.9
2005	9.9	1.8	11.7
2006	17.6	1.6	19.2
2007	11.2	2.4	13.6
2008	–41.1	1.4	–39.7
2009	31.5	1.9	33.4

10-year average annual total return			3.6%
10-year cumulative total return			42.5
Lifetime cumulative total return (since 8/1/78)			3,922.3

Total return measures both capital results (changes in net asset value) and income return (from dividends).
All returns assume reinvestment of all dividends and capital gain distributions.
[End Sidebar]

Despite strong results, uncertainty
To some degree, the robust results of the past year do not speak to the level of turbulence and uncertainty that remains in the market. Our hope, of course, is for a sustained recovery, and we are keeping a close eye on economic indicators such as consumer spending and capital investment which help us gauge its strength.

We believe the fund’s portfolio is well positioned to benefit should the global economy mount a comeback. Yet we do not build a one-dimensional portfolio designed to thrive only in certain market conditions. Instead, as we discuss in the feature article that begins on page 6, we conduct thorough research in order to identify companies that we believe can do well over extended periods of time amid a variety of market environments.

We thank you for your commitment to long-term investing.

Sincerely,

/s/ James F. Rothenberg

James F. Rothenberg
Vice Chairman

/s/ Dina N. Perry

Dina N. Perry
President

February 8, 2010

Results of a $10,000 investment in Fundamental Investors

How a $10,000 investment has grown
The chart and the table below it illustrate how a $10,000 investment in the fund grew between August 1, 1978 — when Capital Research and Management Company became Fundamental Investors’ investment adviser — and December 31, 2009. The chart also shows how Standard & Poor’s 500 Composite Index and the Lipper Growth and Income Funds Index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2009)*

	1 year	5 years	10 years

Class A shares	25.71%	2.77%	2.99%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.69% for Class A shares as of December 31, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[begin mountain chart]
				Fundamental Investors with dividends reinvested1,3	Fundamental Investors not including dividends1,6			S&P 500 with dividends reinvested4			Lipper Growth and Income Funds Index with dividends reinvested5			Consumer Price Index (inflation)7

		Initial Investment	7/31/1978	$9,425	$9,425			$10,000			$10,000			$10,000
1978	8	High	11-Sep-78	10,000	9,919	High	12-Sep-78	10,670	High	31-Aug-78	10,369	Low	31-Jul-78	10,000
		Low	14-Nov-78	8,667	8,596	Low	14-Nov-78	9,306	Low	31-Oct-78	9,237	High	29-Dec-78	10,304
		Close	29-Dec-78	9,155	8,947	Close	29-Dec-78	9,762	Close	29-Dec-78	9,684	Close	29-Dec-78	10,304
1979		Low	27-Feb-79	9,086	8,880	Low	27-Feb-79	9,807	Low	28-Feb-79	9,822	Low	31-Jan-79	10,396
		High	5-Oct-79	10,823	10,310	High	5-Oct-79	11,769	High	31-Dec-79	11,995	High	31-Dec-79	11,674
		Close	31-Dec-79	10,556	9,892	Close	31-Dec-79	11,579	Close	31-Dec-79	11,995	Close	31-Dec-79	11,674
1980		Low	21-Apr-80	9,625	8,907	Low	27-Mar-80	10,627	Low	31-Mar-80	11,317	Low	31-Jan-80	11,842
		High	20-Nov-80	13,131	11,876	High	28-Nov-80	15,813	High	30-Nov-80	15,695	High	31-Dec-80	13,135
		Close	31-Dec-80	12,807	11,390	Close	31-Dec-80	15,336	Close	31-Dec-80	15,386	Close	31-Dec-80	13,135
1981		High	27-Apr-81	13,986	12,308	High	6-Jan-81	15,603	High	31-May-81	15,965	Low	31-Jan-81	13,242
		Low	25-Sep-81	11,906	10,243	Low	25-Sep-81	13,172	Low	30-Sep-81	14,172	High	31-Dec-81	14,307
		Close	31-Dec-81	12,654	10,688	Close	31-Dec-81	14,581	Close	31-Dec-81	15,172	Close	31-Dec-81	14,307
1982		Low	22-Jan-82	10,593	8,947	Low	12-Aug-82	12,625	Low	31-Jul-82	14,274	Low	31-Jan-82	14,353
		High	7-Dec-82	17,346	13,833	High	9-Nov-82	17,877	High	31-Dec-82	18,839	High	31-Oct-82	14,947
		Close	31-Dec-82	16,957	13,522	Close	31-Dec-82	17,723	Close	31-Dec-82	18,839	Close	31-Dec-82	14,855
1983		Low	3-Jan-83	16,636	13,266	Low	3-Jan-83	17,433	Low	31-Jan-83	19,378	Low	31-Jan-83	14,886
		High	10-Oct-83	21,599	16,721	High	10-Oct-83	22,491	High	30-Nov-83	23,277	High	30-Dec-83	15,419
		Close	30-Dec-83	21,389	16,424	Close	30-Dec-83	21,721	Close	30-Dec-83	23,127	Close	30-Dec-83	15,419
1984		High	9-Jan-84	22,004	16,896	Low	24-Jul-84	19,933	Low	31-May-84	21,038	Low	31-Jan-84	15,510
		Low	24-Jul-84	18,549	13,980	High	6-Nov-84	23,337	High	31-Dec-84	24,119	High	31-Oct-84	16,027
		Close	31-Dec-84	22,621	16,759	Close	31-Dec-84	23,083	Close	31-Dec-84	24,119	Close	31-Dec-84	16,027
1985		Low	1-May-85	22,882	16,819	Low	4-Jan-85	22,592	Low	31-Jan-85	25,851	Low	31-Jan-85	16,058
		High	16-Dec-85	29,736	21,355	High	16-Dec-85	30,417	High	31-Dec-85	31,006	High	31-Dec-85	16,636
		Close	31-Dec-85	29,448	21,148	Close	31-Dec-85	30,407	Close	31-Dec-85	31,006	Close	31-Dec-85	16,636
1986		Low	14-Feb-86	31,766	22,665	Low	22-Jan-86	29,286	Low	31-Jan-86	31,537	Low	30-Apr-86	16,530
		High	4-Sep-86	36,571	25,757	High	2-Dec-86	37,737	High	31-Aug-86	37,352	High	31-Dec-86	16,819
		Close	31-Dec-86	35,941	25,151	Close	31-Dec-86	36,082	Close	31-Dec-86	36,472	Close	31-Dec-86	16,819
1987		High	25-Aug-87	50,132	34,478	High	25-Aug-87	51,060	High	31-Aug-87	47,533	Low	31-Jan-87	16,925
		Low	4-Dec-87	33,691	23,002	Low	4-Dec-87	34,314	Low	30-Nov-87	35,112	High	30-Nov-87	17,565
		Close	31-Dec-87	37,295	25,463	Close	31-Dec-87	37,977	Close	31-Dec-87	37,434	Close	31-Dec-87	17,565
1988		Low	20-Jan-88	36,464	24,895	Low	20-Jan-88	37,293	Low	31-Jan-88	39,236	Low	31-Jan-88	17,610
		High	5-Jul-88	43,076	28,988	High	21-Oct-88	44,800	High	30-Dec-88	44,304	High	30-Dec-88	18,341
		Close	30-Dec-88	43,246	28,561	Close	30-Dec-88	44,267	Close	30-Dec-88	44,304	Close	30-Dec-88	18,341
1989		Low	3-Jan-89	43,068	28,443	Low	3-Jan-89	43,883	Low	28-Feb-89	46,392	Low	31-Jan-89	18,432
		High	9-Oct-89	58,786	38,138	High	9-Oct-89	58,837	High	31-Aug-89	55,358	High	29-Dec-89	19,193
		Close	29-Dec-89	55,597	35,438	Close	29-Dec-89	58,269	Close	29-Dec-89	54,819	Close	29-Dec-89	19,193
1990		High	4-Jun-90	60,265	37,947	High	16-Jul-90	61,897	High	31-May-90	55,785	Low	31-Jan-90	19,391
		Low	11-Oct-90	46,988	29,390	Low	11-Oct-90	50,026	Low	31-Oct-90	47,212	High	30-Nov-90	20,365
		Close	31-Dec-90	52,130	32,180	Close	31-Dec-90	56,457	Close	31-Dec-90	51,534	Close	31-Dec-90	20,365
1991		Low	9-Jan-91	50,201	30,989	Low	9-Jan-91	53,255	Low	31-Jan-91	54,196	Low	31-Jan-91	20,487
		High	31-Dec-91	67,947	40,940	High	31-Dec-91	73,620	High	31-Dec-91	65,836	High	31-Dec-91	20,989
		Close	31-Dec-91	67,947	40,940	Close	31-Dec-91	73,620	Close	31-Dec-91	65,836	Close	31-Dec-91	20,989
1992		Low	8-Apr-92	66,472	39,828	Low	8-Apr-92	70,130	Low	31-Jan-92	65,763	Low	31-Jan-92	21,020
		High	12-Nov-92	72,487	42,938	High	18-Dec-92	80,063	High	31-Dec-92	72,177	High	30-Nov-92	21,613
		Close	31-Dec-92	74,871	44,059	Close	31-Dec-92	79,222	Close	31-Dec-92	72,177	Close	31-Dec-92	21,598
1993		Low	8-Jan-93	74,615	43,908	Low	8-Jan-93	78,011	Low	31-Jan-93	73,298	Low	31-Jan-93	21,705
		High	2-Nov-93	88,379	51,169	High	28-Dec-93	87,854	High	31-Dec-93	82,730	High	30-Nov-93	22,192
		Close	31-Dec-93	88,466	50,884	Close	31-Dec-93	87,189	Close	31-Dec-93	82,730	Close	31-Dec-93	22,192
1994		High	2-Feb-94	91,634	52,706	High	2-Feb-94	90,223	Low	20-Apr-94	79,545	Low	31-Jan-94	22,253
		Low	8-Dec-94	86,773	48,708	Low	4-Apr-94	82,600	High	31-Aug-94	85,813	High	30-Nov-94	22,785
		Close	30-Dec-94	89,641	50,319	Close	30-Dec-94	88,336	Close	30-Dec-94	82,387	Close	30-Dec-94	22,785
1995		Low	3-Jan-95	89,539	50,261	Low	3-Jan-95	88,305	Low	3-Jan-95	82,387	Low	31-Jan-95	22,877
		High	29-Nov-95	119,498	66,056	High	13-Dec-95	122,408	High	6-Dec-95	108,087	High	31-Oct-95	23,394
		Close	29-Dec-95	120,306	66,210	Close	29-Dec-95	121,491	Close	29-Dec-95	108,042	Close	29-Dec-95	23,364
1996		Low	10-Jan-96	117,715	64,784	Low	10-Jan-96	118,049	Low	10-Jan-96	105,553	Low	31-Jan-96	23,501
		High	26-Nov-96	145,602	79,119	High	25-Nov-96	152,084	High	27-Dec-96	131,831	High	30-Nov-96	24,140
		Close	31-Dec-96	144,352	78,143	Close	31-Dec-96	149,367	Close	31-Dec-96	130,379	Close	31-Dec-96	24,140
1997		Low	11-Apr-97	144,443	77,891	Low	2-Jan-97	148,615	Low	2-Jan-97	129,511	Low	31-Jan-97	24,216
		High	7-Oct-97	189,427	101,423	High	5-Dec-97	201,641	High	8-Oct-97	167,437	High	31-Oct-97	24,597
		Close	31-Dec-97	182,855	97,513	Close	31-Dec-97	199,183	Close	31-Dec-97	165,420	Close	31-Dec-97	24,551
1998		High	17-Jul-98	212,584	112,606	Low	9-Jan-98	190,410	High	17-Jul-98	190,194	Low	31-Jan-98	24,597
		Low	8-Oct-98	173,534	91,600	High	29-Dec-98	258,425	Low	8-Oct-98	152,689	High	31-Oct-98	24,962
		Close	31-Dec-98	213,421	112,292	Close	31-Dec-98	256,100	Close	31-Dec-98	187,884	Close	31-Dec-98	24,947
1999		Low	14-Jan-99	211,060	111,050	Low	14-Jan-99	252,550	Low	17-Feb-99	183,318	Low	31-Jan-99	25,008
		High	10-Dec-99	258,554	134,742	High	31-Dec-99	309,980	High	16-Jul-99	214,455	High	30-Nov-99	25,616
		Close	31-Dec-99	265,882	138,151	Close	31-Dec-99	309,980	Close	31-Dec-99	210,168	Close	31-Dec-99	25,616
2000		High	1-Sep-00	293,957	151,363	High	24-Mar-00	322,882	Low	25-Feb-00	191,317	Low	31-Jan-00	25,693
		Low	21-Dec-00	266,380	136,743	Low	20-Dec-00	269,684	High	1-Sep-00	221,351	High	30-Nov-00	26,499
		Close	29-Dec-00	277,235	142,315	Close	29-Dec-00	281,766	Close	29-Dec-00	210,997	Close	29-Dec-00	26,484
2001		High	1-Feb-01	287,822	147,750	High	30-Jan-01	293,173	High	21-May-01	216,930	Low	31-Jan-01	26,651
		Low	21-Sep-01	211,970	107,718	Low	21-Sep-01	207,919	Low	21-Sep-01	166,373	High	30-Sep-01	27,139
		Close	31-Dec-01	250,761	126,959	Close	31-Dec-01	248,303	Close	31-Dec-01	195,336	Close	31-Dec-01	26,895
2002		High	19-Mar-02	260,698	131,491	High	4-Jan-02	253,587	High	19-Mar-02	201,690	Low	31-Jan-02	26,956
		Low	9-Oct-02	182,355	91,253	Low	9-Oct-02	169,983	Low	9-Oct-02	140,313	High	31-Oct-02	27,595
		Close	31-Dec-02	207,271	102,816	Close	31-Dec-02	193,447	Close	31-Dec-02	160,381	Close	31-Dec-02	27,534
2003		Low	12-Mar-03	186,058	91,854	Low	11-Mar-03	176,642	Low	11-Mar-03	145,989	Low	31-Jan-03	27,656
		High	31-Dec-03	273,523	133,434	High	31-Dec-03	248,903	High	31-Dec-03	204,175	High	30-Sep-03	28,189
		Close	31-Dec-03	273,523	133,434	Close	31-Dec-03	248,903	Close	31-Dec-03	204,175	Close	31-Dec-03	28,052
2004		Low	17-May-04	264,555	128,624	Low	12-Aug-04	240,252	Low	12-Aug-04	199,152	Low	31-Jan-04	28,189
		High	30-Dec-04	311,756	149,252	High	30-Dec-04	275,924	High	30-Dec-04	228,446	High	30-Nov-04	29,072
		Close	31-Dec-04	311,563	149,159	Close	31-Dec-04	275,970	Close	31-Dec-04	228,113	Close	31-Dec-04	28,965
2005		Low	28-Apr-05	297,315	141,898	Low	20-Apr-05	260,187	Low	20-Apr-05	218,372	Low	31-Jan-05	29,026
		High	14-Dec-05	352,458	167,197	High	14-Dec-05	294,796	High	14-Dec-05	246,907	High	31-Oct-05	30,320
		Close	30-Dec-05	347,960	163,728	Close	30-Dec-05	289,511	Close	30-Dec-05	243,681	Close	30-Dec-05	29,954
2006		Low	13-Jun-06	354,244	165,717	Low	13-Jun-06	286,100	Low	13-Jun-06	242,646	Low	31-Jan-06	30,183
		High	14-Dec-06	416,828	194,392	High	15-Dec-06	336,807	High	15-Dec-06	283,196	High	31-Aug-06	31,035
		Close	29-Dec-06	414,904	192,480	Close	29-Dec-06	335,199	Close	29-Dec-06	281,615	Close	29-Dec-06	30,715
2007		Low	5-Mar-07	406,016	187,812	Low	5-Mar-07	325,873	Low	5-Mar-07	275,075	Low	31-Jan-07	30,809
		High	31-Oct-07	490,222	225,499	High	9-Oct-07	374,990	High	13-Jul-07	312,492	High	30-Nov-07	31,990
		Close	31-Dec-07	471,134	213,905	Close	31-Dec-07	353,601	Close	31-Dec-07	293,656	Close	31-Dec-07	31,969
2008		Low	20-Nov-08	236,224	106,274	Low	20-Nov-08	184,490	Low	20-Nov-08	151,582	Low	31-Dec-08	31,998
		High	19-May-08	477,753	216,251	High	2-Jan-08	348,496	High	3-Jan-08	289,857	High	31-Jul-08	33,480
		Close	31-Dec-08	284,112	126,717	Close	31-Dec-08	222,801	Close	31-Dec-08	183,429	Close	31-Dec-08	31,998
2009		Low	9-Mar-09	228,825	101,506	Low	9-Mar-09	167,859	Low	9-Mar-09	139,956	Low	31-Jan-09	32,137
		High	28-Dec-09	382,823	167,756	High	28-Dec-09	284,556	High	28-Dec-09	238,932	High	30-Nov-09	32,927
		Close	31-Dec-09	378,888	166,031	Close	31-Dec-09	281,781	Close	31-Dec-09	236,804	Close	31-Dec-09	32,869
[end mountain chart]

Year ended
December 31	1978	8	1979	1980	1981	1982	1983	1984	1985
Capital value
Dividends in cash	$216		405	553	580	634	594	556	582
Value at year-end1	$8,947		9,892	11,390	10,688	13,522	16,424	16,759	21,148
Total value
Dividends reinvested	$217		421	603	665	768	755	734	795
Value at year-end1	$9,155		10,556	12,807	12,654	16,957	21,389	22,621	29,448
Total return	(8.4)%		15.3	21.3	(1.2)	34.0	26.1	5.8	30.2

Year ended
December 31	1986		1987	1988	1989	1990	1991	1992	1993
Capital value
Dividends in cash	636		717	895	1,225	1,058	904	988	1,084
Value at year-end1	25,151		25,463	28,561	35,438	32,180	40,940	44,059	50,884
Total value
Dividends reinvested	894		1,034	1,328	1,877	1,679	1,478	1,655	1,858
Value at year-end1	35,941		37,295	43,246	55,597	52,130	67,947	74,871	88,466
Total return	22.0		3.8	16.0	28.6	(6.2)	30.3	10.2	18.2

Year ended
December 31	1994		1995	1996	1997	1998	1999	2000	2001
Capital value
Dividends in cash	1,238		1,160	1,196	1,351	1,428	1,578	1,716	1,844
Value at year-end1	50,319		66,210	78,143	97,513	112,292	138,151	142,315	126,959
Total value
Dividends reinvested	2,171		2,082	2,187	2,511	2,691	3,013	3,319	3,611
Value at year-end1	89,641		120,306	144,352	182,855	213,421	265,882	277,235	250,761
Total return	1.3		34.2	20.0	26.7	16.7	24.6	4.3	(9.6)

Year ended
December 31	2002		2003	2004	2005	2006	2007	2008	2009
Capital value
Dividends in cash	2,289		1,850	2,590	2,729	2,590	4,572	2,938	2,435
Value at year-end1	102,816		133,434	149,159	163,728	192,480	213,905	126,717	166,031	6
Total value
Dividends reinvested	4,553		3,755	5,345	5,735	5,534	9,917	6,506	5,500
Value at year-end1	207,271		273,523	311,563	347,960	414,904	471,134	284,112	378,888	3
Total return	(17.3)		32.0	13.9	11.7	19.2	13.6	(39.7)	33.4

Average annual total return 12.3%1

¹As outlined in the prospectus, the sales charge is reduced for accounts of $25,000 or more and is eliminated for purchases of $1 million of more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

²The maximum initial sales charge was 8.50% prior to July 1, 1988.
³Includes reinvested dividends of $85,192 and reinvested capital gain distributions of $170,881.
4Standard & Poor’s 500 Composite Index is unmanaged, and includes reinvested distributions but does not reflect the effect of sales charges, commissions or expenses.

5Results of the Lipper Growth and Income Funds Index reflect fund expenses but do not reflect any applicable front-end sales charges. If any applicable front-end sales charges were included, results of the index would be lower.

6Includes reinvested capital gain distributions of $91,556 but does not reflect dividends of $45,132 taken in cash.
7Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
8For the period August 1, 1978 (when Capital Research and Management Company became investment adviser), through December 31, 1978.

The results shown are before taxes on fund distributions and sale of fund shares.

[photo of a stream - a forest in the background]

A consistent approach amid changing markets

In 2008, the S&P 500 Composite Index, a key barometer of U.S. stocks, was down 37%. In 2009, it leapt 26%. While the contrast is stark, it doesn’t fully speak to the highly volatile conditions that characterized the two-year stretch. Precipitous market drops were followed by a swift run-up; economic indicators swung wildly, valuations were elusive and uncertainty always seemed close at hand.

These conditions were extreme, but for the men and women who manage your fund, investing amid dynamic market environments is the norm. And given the fund’s growth and income objectives, it’s also a key challenge — one that necessitates charting a prudent course when stocks are skyrocketing and balancing caution with opportunism when markets are in retreat.

Such shifting conditions might seem to call for an ever-changing mix of strategies and tactics, but we have always believed that navigating varied market and economic environments actually requires a consistent approach. In the following pages, we take a closer look at some of the key principles we apply as we seek to meet Fundamental Investors’ objectives and the long-term investing goals of its shareholders.

Relying on research
“We faced extremely challenging economic and market conditions these last two years. But amid the volatility of 2008 and early 2009, as well as during the recent recovery, we have stayed true to our process and approach,” emphasizes Dina Perry, Fundamental Investors’ president and one of its portfolio counselors. “At the center of that process in any environment is fundamental research aimed at identifying companies we believe will reward investors over time.”

“If you were to look at how I allocated my time during the downturn of 2008 and early 2009, it wouldn’t have looked much different from how I have spent it during more bullish periods,” explains portfolio counselor Brady Enright. “I continued to make sure I was meeting with companies and working to understand them better. During that period I was particularly interested in whether a company’s management was strengthening its business or taking measures that might jeopardize its long-term value. In steadier markets, my research would be emphasizing other things. But research is the common denominator in all conditions.”

“We benefit from a vast global research organization,” says portfolio counselor Mike Kerr. “We have people on the ground all over the world. They are visiting companies, meeting with senior managers and gathering data. This is shared daily through the investment notes, conference calls and one-on-one conversations that are the lifeblood of our investment process.”

This kind of timely firsthand information proved highly important during the latest downturn, when many of the traditional methods used to value companies became elusive and unreliable.

“During relatively stable periods, investors have metrics like price-to-earnings ratios that help in evaluating both existing and potential investments,” explains Brady. “But when markets are in free-fall and the economy contracts very quickly, revenues and profits can evaporate, which makes it difficult to have faith in those metrics. An in-depth understanding of companies and, in many cases, longstanding relationships with their senior managers, helps us tune out the short-term market noise and allows us to make judgments on the real value of the investments we’ve made and those we’re considering.”

Providing the insight needed to act
Market downturns are perilous, but they also present opportunity for well-prepared investors.

“During difficult periods, it’s particularly beneficial to have done your homework up front so that you can take advantage of market dips,” explains media analyst Mark Casey. “And because of our significant research resources, we’re able to maintain detailed coverage on lots of companies and can act quickly when opportunities arise. This is important as, generally speaking, attractive companies aren’t undervalued for long periods of time.”

Software and computer hardware analyst Paul Benjamin continues, “In downturns, we may be transacting more frequently, but it’s not panic selling. Rather, it’s opportunistic selling: We’ll trim holdings in companies we like in order to invest in companies we love that may have come into attractive valuation ranges. We view it as an opportunity to upgrade the portfolio.”

[photo of water flowing over moss-covered rocks]
Staying focused on value
Research also plays a key role during rising market environments. “During the dot-com bubble, our research led us to conclude that certain areas of the market such as technology, media and telecom were significantly overvalued,” notes Dina. “Rather than getting caught up in that frenzy and investing in companies with very high valuations but little-to-no earnings, we focused on the merits of the underlying companies. Sticking to our value criteria meant we steered clear of many of the firms that suffered worst when the bubble burst.”

“In any environment, we continually ask ourselves, ‘Based on our research, is the stock price attractive given my level of conviction in the company?’” says energy analyst Frank Hu. “The reality is that even great companies are not always great investments. If we believe they are fully valued, their investment upside may be limited. So whether we’re choosing to make an initial investment or hold our ground, the price has to be right.”

“Importantly, being able to ground our decisions in research helps take some of the emotion out of the process. That’s critical because it’s easy, for example, to get attached to an investment that has done very well,” admits Mark. “Regularly revisiting the premise that sparked our investment helps us to determine whether we think a given holding remains attractive or if it might be time to trim or sell the position to invest in a higher conviction idea.”

A long-term approach
Of course the benefits of research can be mitigated during a broad market collapse like the one we recently experienced, when solid companies suffered alongside more troubled ones. But the fund’s long-term orientation helps investment professionals stay focused on the big picture.

“We believe buying and holding solid companies is the best formula for delivering on the fund’s growth and income objectives,” says Mark. “That’s why we seek out those firms we believe can weather some of the economic and market challenges that invariably arise.”

[Begin Sidebar]
An in-depth understanding of companies and, in many cases, longstanding relationships with their senior managers helps investment professionals tune out the short-term market noise and allows them to make judgments on the real value of the investments they’ve made and those they’re considering.
[End Sidebar]

Indeed, portfolio counselors and analysts describe a kind of symbiosis between the fund’s emphasis on research and its long-term orientation.

“When you know you’re expected to take a longer term view and, importantly, you are evaluated based on your results over the longer term, it reinforces your commitment to getting to know a company inside and out,” says Mike. “And if you’ve selected companies that present real value, chances are you’re going to hold them longer.”

“In addition, a long-term approach lessens the need to time the market, which is extremely difficult to do,” notes Brady. “Take this past year as an example. If I only planned on holding an investment for a short time, whether I invested last January versus whether I invested last March would have made a huge difference. But that difference is less pronounced if I intend to remain invested for three or four years.”

Nonetheless, the fund’s portfolio counselors recognize that a three-to-four-year time horizon means fund holdings will likely be exposed to the different phases of an economic cycle — the multi-year expansion-recession-recovery pattern that economies typically follow. Historically, certain types of companies do better during different phases of the cycle. For example, oil and gas companies would be expected to do well during the recovery and expansion phases when energy use is robust. Conversely, consumer staples companies, which sell products people need regardless of economic conditions, might hold up well during the recession phase.

[Begin Sidebar]
The best teacher

Fundamental Investors’ five portfolio counselors average over 31 years of investment experience. As they pursue the fund’s growth-and-income objectives and seek to manage the risks inherent in investing, they draw on insights gained over a wide variety of market conditions.

Portfolio counselor	Years of investment experience	Years with American Funds

Jim Drasdo	38	33
Brady Enright	18	13
Mike Kerr	27	25
Ron Morrow	42	13
Dina Perry	32	18
[End Sidebar]

“We know that certain types of companies generally do better at different points in the cycle, and this influences when we invest in them as well as when we choose to sell them,” says Dina. “That being said, both market and economic cycles can be unpredictable so we try to seek out companies we believe can weather a variety of market conditions to produce a strong total return.”

A firm like Suncor Energy, for many years one of the fund’s largest holdings, helps illustrate the fund’s investment process. “As the economy fell into recession in 2008, energy stocks including Suncor declined sharply as the global economy contracted and oil prices plunged,” explains Frank. “Rather than selling when prices were low, we looked to our research which suggested that, in light of the long-term global supply and demand trends for oil, the market was pricing the company’s stock far below its value. As a result, we maintained our investment in Suncor.”

“During volatile periods, it’s hard not to think short term. But the culture of our investment organization continually reinforces the need to look out several years and see the big picture,” continues Frank. “During the past couple of years it’s a principle that was continually emphasized by my more experienced colleagues. It kept me focused on the next four years rather than the next four months.”

Flexible when necessary
“It’s important to note that we don’t hold for the long-term simply on principle. Rather, an investment professional will remain invested only if he or she believes that a given holding still provides opportunity to help meet the fund’s objectives,” explains Brady.

For example, sometimes an investment rises very quickly and reaches a price range that it had been expected to achieve only over a longer period of time. In those cases, investment professionals are often content to trim or sell the holding. The same holds true on the downside — sometimes portfolio counselors and analysts obtain new information that undermines their belief in the long-term value of an investment, and they sell before they had expected to.

Income: A consistent objective
As a growth-and-income fund, Fundamental Investors is committed to providing shareholders with regular quarterly income. To do so, the fund invests mostly in dividend-paying companies and does so whether or not dividends happen to be in fashion.

“The ability to pay a dividend may be a sign that a company has real earnings and also can serve as an indicator of its health and strength,” explains portfolio counselor Ron Morrow. “Moreover, an ongoing commitment to pay dividends can help ensure that company managers remain good stewards of cash.”

A portfolio filled with these types of companies not only offers the potential for added stability, it provides real return regardless of market conditions. This has historically made a significant contribution to an investor’s total return.

Interestingly, the fund’s unwavering focus on income played a significant role in helping it largely steer clear of the high-flying stocks that characterized the dot-com bubble, as most of those companies paid no dividends.

“Emphasizing dividends has been a key part of our approach to investing in all market conditions,” notes Dina. “Together with our long-term perspective, value orientation and focus on research, it has been instrumental in helping many Fundamental Investors’ shareholders reach their investing objectives.” ■

[photo of moss-covered rocks in a stream]

Measuring results over meaningful periods of time

Funds with a history of weathering diverse economic and market conditions can help investors reach their long-term goals. Looking at results for 10-year periods, which generally encompass a variety of investment environments, is one way to evaluate a fund’s historical ability to meet those needs.

The table to the right shows annualized results for 22 different 10-year periods. As you can see, Fundamental Investors outpaced the unmanaged Standard & Poor’s 500 Composite Index in 17 of the 22 time frames shown. And in every period, the fund outpaced the Lipper Growth and Income Funds Index, a measure of its category peers.

It’s also interesting to note that, unlike the benchmarks, the fund delivered a positive average annual return during every period shown.

Fund results shown are for Class A shares at net asset value with all distributions reinvested. If a sales charge had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

	Average annual total returns for
	10-year periods ended December 31
	Fundamental Investors	S&P 500	Lipper Growth and Income Funds Index

1988	16.8%	16.3%	16.4%
1989	18.1	17.5	16.4
1990	15.1	13.9	12.8
1991	18.3	17.6	15.8
1992	16.0	16.2	14.4
1993	15.3	14.9	13.6
1994	14.8	14.4	13.1
1995	15.1	14.9	13.3
1996	14.9	15.3	13.6
1997	17.2	18.0	16.0
1998	17.3	19.2	15.5
1999	16.9	18.2	14.4
2000	18.2	17.4	15.1
2001	13.9	12.9	11.5
2002	10.7	9.3	8.3
2003	11.9	11.1	9.5
2004	13.3	12.1	10.7
2005	11.2	9.1	8.5
2006	11.1	8.4	8.0
2007	9.9	5.9	5.9
2008	2.9	–1.4	–0.2
2009	3.6	–0.9	1.2
[Begin Sidebar]
During volatile periods, it’s hard not to think short term. But the culture of the fund’s investment organization continually reinforces the need to look out several years and see the bigger picture.
[End Sidebar]

Summary investment portfolio, December 31, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	(percent of net assets)

Information technology	16.99%
Energy	12.65
Health Care	12.13
Industrials	10.99
Financials	9.57
Other industries	32.99
Convertible securities	0.03
Bonds & notes	0.01
Short-term securities & other assets less liabilities	4.64
[end pie chart]

Country diversification (percent of net assets)
United States	72.3%
Euro zone *	8.0
Canada	4.9
United Kingdom	3.1
Switzerland	3.1
Other countries	3.9
Bonds, short-term securities & other assets less liabilities	4.7

*Countries using the euro as a common currency; those represented in the fund's portfolio are France, Germany, Ireland, Italy, the Netherlands and Spain

			Percent
		Value	of net
Common stocks - 95.32%	Shares	(000)	assets

Information technology - 16.99%
Microsoft Corp.	38,795,000	$1,182,860	2.62%
Oracle Corp.	40,523,879	994,456	2.20
Cisco Systems, Inc. (1)	25,643,500	613,905	1.36
Google Inc., Class A (1)	920,000	570,382	1.27
Yahoo! Inc. (1)	30,660,000	514,475	1.14
Apple Inc. (1)	2,420,000	510,281	1.13
Corning Inc.	24,270,000	468,654	1.04
Intuit Inc. (1)	10,875,000	333,971	.74
SAP AG (ADR)	6,500,000	304,265	.68
Other securities		2,170,111	4.81
		7,663,360	16.99

Energy - 12.65%
Suncor Energy Inc.	40,433,040	1,437,387	3.18
Occidental Petroleum Corp.	6,204,244	504,715	1.12
CONSOL Energy Inc. (2)	6,700,000	333,660	.74
ConocoPhillips	5,470,000	279,353	.62
TOTAL SA (3)	4,210,000	269,586	.60
Tenaris SA (ADR)	6,200,000	264,430	.59
FMC Technologies, Inc. (1)	4,500,000	260,280	.58
Other securities		2,357,846	5.22
		5,707,257	12.65

Health care - 12.13%
Merck & Co., Inc.	36,151,059	1,320,960	2.93
Roche Holding AG (3)	3,820,000	649,122	1.44
Medtronic, Inc.	13,625,000	599,227	1.33
Eli Lilly and Co.	13,685,000	488,691	1.08
Baxter International Inc.	6,940,000	407,239	.90
Pfizer Inc	15,940,000	289,949	.64
Other securities		1,719,292	3.81
		5,474,480	12.13

Industrials - 10.99%
Lockheed Martin Corp.	5,398,200	406,754	.90
Union Pacific Corp.	6,100,000	389,790	.87
Schneider Electric SA (3)	3,157,277	365,509	.81
Deere & Co.	5,600,000	302,904	.67
Boeing Co.	5,500,000	297,715	.66
First Solar, Inc. (1)	2,110,000	285,694	.63
Other securities		2,909,600	6.45
		4,957,966	10.99

Financials - 9.57%
JPMorgan Chase & Co.	16,255,000	677,346	1.50
Wells Fargo & Co.	19,513,000	526,656	1.17
U.S. Bancorp	21,952,000	494,140	1.09
Bank of America Corp.	28,000,000	421,680	.93
Berkshire Hathaway Inc., Class A (1)	2,945	292,144	.65
ACE Ltd.	5,700,000	287,280	.64
Aon Corp.	6,700,000	256,878	.57
Other securities		1,363,800	3.02
		4,319,924	9.57

Materials - 9.03%
Rio Tinto PLC (3)	10,662,500	575,417	1.27
Syngenta AG (3)	2,025,400	566,922	1.26
Potash Corp. of Saskatchewan Inc.	2,684,100	291,225	.65
Other securities		2,639,682	5.85
		4,073,246	9.03

Consumer discretionary - 7.79%
McDonald's Corp.	11,556,400	721,582	1.60
Home Depot, Inc.	12,600,000	364,518	.81
Starbucks Corp. (1)	14,000,000	322,840	.72
Walt Disney Co.	8,000,000	258,000	.57
Other securities		1,845,711	4.09
		3,512,651	7.79

Consumer staples - 6.12%
Coca-Cola Co.	11,460,000	653,220	1.45
Philip Morris International Inc.	8,224,800	396,353	.88
Altria Group, Inc.	14,175,100	278,257	.61
Other securities		1,433,644	3.18
		2,761,474	6.12

Utilities - 4.44%
Exelon Corp.	7,760,900	379,275	.84
GDF Suez (3)	6,029,861	261,407	.58
Other securities		1,364,583	3.02
		2,005,265	4.44

Telecommunication services - 2.91%
Verizon Communications Inc.	16,800,000	556,584	1.23
Telefónica, SA (3)	9,500,000	264,586	.59
Other securities		490,144	1.09
		1,311,314	2.91

Miscellaneous - 2.70%
Other common stocks in initial period of acquisition		1,219,520	2.70

Total common stocks (cost: $37,957,243,000)		43,006,457	95.32

			Percent
		Value	of net
Convertible securities - 0.03%		(000)	assets

Miscellaneous - 0.03%
Other convertible securities in initial period of acquisition		13,875	.03

Total convertible securities (cost: $12,500,000)		13,875	.03

			Percent
		Value	of net
Bonds & notes - 0.01%		(000)	assets

Mortgage-backed obligations - 0.01%
Other securities		6,360	.01

Total bonds & notes (cost: $6,440,000)		6,360	.01

	Principal		Percent
	amount	Value	of net
Short-term securities - 4.59%	(000)	(000)	assets

Freddie Mac 0.08%-1.00% due 1/20-9/14/2010	$754,000	753,730	1.67
Coca-Cola Co. 0.18%-0.21% due 1/6-3/18/2010 (2)	102,850	102,841	.23
Variable Funding Capital Company LLC 0.16%-0.21% due 1/5-1/14/2010 (2)	77,000	76,991	.17
Enterprise Funding Co. LLC 0.20% due 3/17/2010 (2)	35,019	35,003
Bank of America Corp. 0.23% due 3/23/2010	30,000	29,986	.15
Park Avenue Receivables Co., LLC 0.15% due 1/4/2010 (2)	35,000	34,999
Jupiter Securitization Co., LLC 0.15%-0.21% due 1/12-1/15/2010 (2)	24,500	24,497	.13
Medtronic Inc. 0.14% due 1/5/2010 (2)	26,300	26,300	.06
Other securities		984,630	2.18

Total short-term securities (cost: $2,068,739,000)		2,068,977	4.59

Total investment securities (cost: $40,044,922,000)		45,095,669	99.95
Other assets less liabilities		22,220	.05

Net assets		$45,117,889	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's holdings in affiliated companies is included in "Other securities" under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2009, appear below.

					Dividend	Value of affiliates
	Beginning			Ending	income	at 12/31/09
	shares	Additions	Reductions	shares	(000)	(000)
Strayer Education, Inc.	-	743,100	-	743,100	$1,369	$157,901
Grafton Group PLC, units (3)	14,650,000	312,000	-	14,962,000	1,492	62,041
Corporate Executive Board Co.	2,304,200	-	-	2,304,200	1,705	52,582
FMC Technologies, Inc. (1) (4) (5)	6,200,000	322,400	2,022,400	4,500,000	-	-
					$4,566	$272,524

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $982,869,000, which represented 2.18% of the net assets of the fund.

(3) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $6,744,614,000, which represented 14.95% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(4) This security was an unaffiliated issuer in its initial period of acquisition at 12/31/2008; it was not publicly disclosed.
(5) Unaffiliated issuer at 12/31/2009.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $39,576,506)	$44,823,145
Affiliated issuers (cost: $468,416)	272,524	$45,095,669
Cash		53
Receivables for:
Sales of investments	1,206
Sales of fund's shares	93,673
Dividends and interest	65,285	160,164
		45,255,886
Liabilities:
Payables for:
Purchases of investments	9,801
Repurchases of fund's shares	94,633
Investment advisory services	9,688
Services provided by affiliates	17,325
Directors' deferred compensation	2,477
Other	4,073	137,997
Net assets at December 31, 2009		$45,117,889

Net assets consist of:
Capital paid in on shares of capital stock		$44,948,255
Undistributed net investment income		148,902
Accumulated net realized loss		(5,030,779)
Net unrealized appreciation		5,051,511
Net assets at December 31, 2009		$45,117,889

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 2,500,000 shares, $1.00 par value (1,379,017 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$30,953,609	945,682	$32.73
Class B	897,167	27,483	32.64
Class C	1,925,132	59,027	32.61
Class F-1	3,867,745	118,222	32.72
Class F-2	640,678	19,574	32.73
Class 529-A	723,224	22,113	32.71
Class 529-B	70,590	2,159	32.69
Class 529-C	215,199	6,583	32.69
Class 529-E	32,228	986	32.69
Class 529-F-1	27,393	838	32.69
Class R-1	97,904	3,001	32.62
Class R-2	549,800	16,861	32.61
Class R-3	1,707,176	52,252	32.67
Class R-4	1,544,555	47,260	32.68
Class R-5	1,269,294	38,764	32.74
Class R-6	596,195	18,212	32.74

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $34.73 and $34.71, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2009		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $28,985; also includes $4,566 from affiliates)	$837,362
Interest	25,254	$862,616

Fees and expenses*:
Investment advisory services	97,096
Distribution services	109,627
Transfer agent services	43,931
Administrative services	17,773
Reports to shareholders	2,527
Registration statement and prospectus	8,033
Directors' compensation	1,067
Auditing and legal	122
Custodian	1,228
State and local taxes	2
Other	2,333	283,739
Net investment income		578,877

Net realized loss and unrealized appreciation on investments and currency:
Net realized (loss) gain on:
Investments (including $25,862 net gain from affiliates)	(1,996,639)
Currency transactions	2,385	(1,994,254)
Net unrealized appreciation on:
Investments	12,486,938
Currency translations	1,037	12,487,975
Net realized loss and unrealized appreciation on investments and currency		10,493,721
Net increase in net assets resulting from operations		$11,072,598

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

	Year ended December 31
	2009	2008
Operations:
Net investment income	$578,877	$745,138
Net realized loss on investments and currency transactions	(1,994,254)	(3,028,217)
Net unrealized appreciation (depreciation) on investments and currency translations	12,487,975	(19,833,779)
Net increase (decrease) in net assets resulting from operations	11,072,598	(22,116,858)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(631,972)	(721,047)
Distributions from net realized gain on investments	-	(316,888)
Total dividends and distributions paid to shareholders	(631,972)	(1,037,935)

Net capital share transactions	587,441	6,867,554

Total increase (decrease) in net assets	11,028,067	(16,287,239)

Net assets:
Beginning of year	34,089,822	50,377,061
End of year (including undistributed net investment income: $148,902 and $199,930, respectively)	$45,117,889	$34,089,822

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2010 or early 2011; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent. These investments may also be affected by currency fluctuations and controls; different accounting, auditing, financial reporting, disclosure, regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006, by state tax authorities for tax years before 2005 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2009, the fund reclassified $2,568,000 from accumulated net realized loss to undistributed net investment income and $501,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$198,508
Post-October currency loss deferrals (realized during the period November 1, 2009, through December 31, 2009)*		(1,425)
Capital loss carryforwards†:
Expiring 2016	$(1,885,675)
Expiring 2017	(3,190,744)	(5,076,419)
Gross unrealized appreciation on investment securities		8,389,073
Gross unrealized depreciation on investment securities		(3,338,390)
Net unrealized appreciation on investment securities		5,050,683
Cost of investment securities		40,044,986

*These deferrals are considered incurred in the subsequent year.
†The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2009			Year ended December 31, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$458,892	$-	$458,892	$557,598	$241,668	$799,266
Class B	8,510	-	8,510	11,804	10,319	22,123
Class C	15,323	-	15,323	16,584	13,050	29,634
Class F-1	55,986	-	55,986	60,738	21,382	82,120
Class F-2*	6,438	-	6,438	779	-	779
Class 529-A	9,809	-	9,809	9,941	4,136	14,077
Class 529-B	527	-	527	570	506	1,076
Class 529-C	1,504	-	1,504	1,515	1,251	2,766
Class 529-E	353	-	353	360	187	547
Class 529-F-1	442	-	442	424	134	558
Class R-1	765	-	765	628	389	1,017
Class R-2	3,950	-	3,950	3,842	3,036	6,878
Class R-3	19,065	-	19,065	16,994	7,755	24,749
Class R-4	21,195	-	21,195	17,908	6,485	24,393
Class R-5	23,009	-	23,009	21,362	6,590	27,952
Class R-6†	6,204	-	6,204	-	-	-
Total	$631,972	$-	$631,972	$721,047	$316,888	$1,037,935

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.232% on such assets in excess of $55 billion. For the year ended December 31, 2009, the investment advisory services fee was $97,096,000, which was equivalent to an annualized rate of 0.258% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$59,885	$42,535	Not applicable	Not applicable	Not applicable
Class B	8,642	1,396	Not applicable	Not applicable	Not applicable
Class C	16,027	Included in administrative services	$2,407	$433	Not applicable
Class F-1	7,661		4,121	272	Not applicable
Class F-2	Not applicable		440	21	Not applicable
Class 529-A	1,119		680	107	$ 574
Class 529-B	601		72	23	60
Class 529-C	1,712		204	56	172
Class 529-E	127		30	5	25
Class 529-F-1	-		28	5	24
Class R-1	807		106	46	Not applicable
Class R-2	3,319		651	1,449	Not applicable
Class R-3	6,653		1,948	726	Not applicable
Class R-4	3,074		1,795	45	Not applicable
Class R-5	Not applicable		1,077	20	Not applicable
Class R-6*	Not applicable		151	- †	Not applicable
Total	$109,627	$43,931	$13,710	$3,208	$855
*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $1,067,000, shown on the accompanying financial statements, includes $545,000 in current fees (either paid in cash or deferred) and a net increase of $522,000 in the value of the deferred amounts.

Affiliated officers and directors– Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Information technology	$7,580,389	$82,971	*	$-	$7,663,360
Energy	5,187,929	519,328	*	-	5,707,257
Health care	4,486,319	988,161	*	-	5,474,480
Industrials	4,205,339	752,627	*	-	4,957,966
Financials	3,833,435	486,489	*	-	4,319,924
Materials	2,394,148	1,679,098	*	-	4,073,246
Consumer discretionary	3,237,331	275,320	*	-	3,512,651
Consumer staples	2,198,432	563,042	*	-	2,761,474
Utilities	1,414,557	590,708	*	-	2,005,265
Telecommunication services	756,998	554,316	*	-	1,311,314
Miscellaneous	966,966	252,554	*	-	1,219,520
Convertible securities	-	13,875		-	13,875
Bonds & notes	-	6,360		-	6,360
Short-term securities	-	2,068,977		-	2,068,977
Total	$36,261,843	$8,833,826		$-	$45,095,669

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $6,744,614,000 of investment securities were classified as Level 2 instead of Level 1.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2009
Class A	$4,133,420	152,140	$437,083	16,132	$(5,318,512)	(200,947)	$(748,009)	(32,675)
Class B	76,831	2,969	8,202	311	(341,345)	(12,885)	(256,312)	(9,605)
Class C	336,939	12,332	14,652	550	(336,935)	(12,840)	14,656	42
Class F-1	1,304,172	47,008	49,006	1,806	(1,278,430)	(47,975)	74,748	839
Class F-2	541,618	19,496	5,112	175	(107,195)	(3,766)	439,535	15,905
Class 529-A	125,979	4,562	9,805	361	(60,203)	(2,232)	75,581	2,691
Class 529-B	5,218	203	527	20	(6,215)	(230)	(470)	(7)
Class 529-C	41,294	1,498	1,503	56	(23,111)	(855)	19,686	699
Class 529-E	6,233	226	352	13	(2,902)	(106)	3,683	133
Class 529-F-1	8,008	288	442	16	(7,887)	(265)	563	39
Class R-1	43,940	1,610	761	28	(31,016)	(1,070)	13,685	568
Class R-2	170,514	6,366	3,946	146	(117,622)	(4,361)	56,838	2,151
Class R-3	594,024	21,683	19,055	701	(345,362)	(12,572)	267,717	9,812
Class R-4	564,135	20,763	21,187	777	(337,037)	(12,025)	248,285	9,515
Class R-5	617,507	22,851	22,633	842	(755,761)	(28,025)	(115,621)	(4,332)
Class R-6(2)	519,256	19,015	6,203	208	(32,583)	(1,011)	492,876	18,212
Total net increase
(decrease)	$9,089,088	333,010	$600,469	22,142	$(9,102,116)	(341,165)	$587,441	13,987

Year ended December 31, 2008
Class A	$7,911,594	231,401	$763,364	22,342	$(6,050,793)	(191,212)	$2,624,165	62,531
Class B	276,235	7,940	21,439	636	(363,229)	(10,840)	(65,555)	(2,264)
Class C	785,133	22,623	28,519	865	(416,578)	(13,019)	397,074	10,469
Class F-1	2,763,196	78,243	72,793	2,178	(1,213,116)	(39,270)	1,622,873	41,151
Class F-2(3)	116,845	4,125	650	25	(12,665)	(481)	104,830	3,669
Class 529-A	190,435	5,390	14,075	417	(50,723)	(1,537)	153,787	4,270
Class 529-B	14,144	400	1,076	33	(5,318)	(159)	9,902	274
Class 529-C	62,565	1,765	2,766	84	(19,014)	(572)	46,317	1,277
Class 529-E	7,990	228	547	16	(2,522)	(75)	6,015	169
Class 529-F-1	14,406	390	558	17	(2,864)	(88)	12,100	319
Class R-1	55,324	1,583	1,012	32	(18,085)	(537)	38,251	1,078
Class R-2	240,522	6,876	6,875	210	(120,579)	(3,509)	126,818	3,577
Class R-3	835,509	23,703	24,701	750	(317,096)	(9,313)	543,114	15,140
Class R-4	850,916	23,655	24,370	735	(258,547)	(7,396)	616,739	16,994
Class R-5	800,099	24,178	27,167	814	(196,142)	(5,773)	631,124	19,219
Total net increase
(decrease)	$14,924,913	432,500	$989,912	29,154	$(9,047,271)	(283,781)	$6,867,554	177,873

(1) Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $13,164,241,000 and $10,654,786,000, respectively, during the year ended December 31, 2009.

8. Subsequent events

As of February 8, 2010, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (3)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(4) (5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(5)	Ratio of net income to average net assets(3) (5)
Class A:
Year ended 12/31/2009	$24.98	$.44	$7.79	$8.23	$(.48)	$-	$(.48)	$32.73	33.36%	$30,954	.69%	.69%	1.60%
Year ended 12/31/2008	42.45	.60	(17.23)	(16.63)	(.58)	(.26)	(.84)	24.98	(39.70)	24,443	.63	.61	1.70
Year ended 12/31/2007	40.05	1.03	4.39	5.42	(.95)	(2.07)	(3.02)	42.45	13.55	38,877	.60	.57	2.40
Year ended 12/31/2006	35.40	.62	6.16	6.78	(.56)	(1.57)	(2.13)	40.05	19.24	32,187	.61	.58	1.60
Year ended 12/31/2005	32.25	.58	3.16	3.74	(.59)	-	(.59)	35.40	11.68	24,390	.62	.60	1.75
Class B:
Year ended 12/31/2009	24.92	.23	7.76	7.99	(.27)	-	(.27)	32.64	32.30	897	1.46	1.46	.85
Year ended 12/31/2008	42.35	.34	(17.20)	(16.86)	(.31)	(.26)	(.57)	24.92	(40.14)	924	1.39	1.37	.94
Year ended 12/31/2007	39.96	.70	4.38	5.08	(.62)	(2.07)	(2.69)	42.35	12.70	1,667	1.36	1.33	1.63
Year ended 12/31/2006	35.33	.32	6.14	6.46	(.26)	(1.57)	(1.83)	39.96	18.33	1,417	1.38	1.35	.83
Year ended 12/31/2005	32.19	.33	3.15	3.48	(.34)	-	(.34)	35.33	10.84	1,090	1.39	1.36	.99
Class C:
Year ended 12/31/2009	24.90	.22	7.75	7.97	(.26)	-	(.26)	32.61	32.26	1,925	1.48	1.48	.81
Year ended 12/31/2008	42.31	.32	(17.17)	(16.85)	(.30)	(.26)	(.56)	24.90	(40.16)	1,468	1.43	1.41	.90
Year ended 12/31/2007	39.92	.70	4.36	5.06	(.60)	(2.07)	(2.67)	42.31	12.65	2,053	1.41	1.38	1.62
Year ended 12/31/2006	35.30	.30	6.13	6.43	(.24)	(1.57)	(1.81)	39.92	18.23	1,380	1.43	1.41	.77
Year ended 12/31/2005	32.17	.30	3.15	3.45	(.32)	-	(.32)	35.30	10.76	776	1.45	1.43	.91
Class F-1:
Year ended 12/31/2009	24.97	.45	7.79	8.24	(.49)	-	(.49)	32.72	33.40	3,868	.67	.67	1.61
Year ended 12/31/2008	42.43	.60	(17.22)	(16.62)	(.58)	(.26)	(.84)	24.97	(39.69)	2,932	.62	.60	1.72
Year ended 12/31/2007	40.03	1.06	4.36	5.42	(.95)	(2.07)	(3.02)	42.43	13.55	3,235	.61	.58	2.45
Year ended 12/31/2006	35.39	.62	6.15	6.77	(.56)	(1.57)	(2.13)	40.03	19.21	1,815	.61	.58	1.58
Year ended 12/31/2005	32.24	.57	3.16	3.73	(.58)	-	(.58)	35.39	11.64	662	.66	.63	1.71
Class F-2:
Year ended 12/31/2009	24.98	.49	7.81	8.30	(.55)	-	(.55)	32.73	33.72	641	.43	.43	1.69
Period from 8/1/2008 to 12/31/2008	37.09	.23	(11.97)	(11.74)	(.37)	-	(.37)	24.98	(31.78)	92	.17	.16	.88
Class 529-A:
Year ended 12/31/2009	24.97	.43	7.78	8.21	(.47)	-	(.47)	32.71	33.30	723	.73	.73	1.55
Year ended 12/31/2008	42.42	.58	(17.21)	(16.63)	(.56)	(.26)	(.82)	24.97	(39.71)	485	.68	.65	1.66
Year ended 12/31/2007	40.02	1.03	4.36	5.39	(.92)	(2.07)	(2.99)	42.42	13.49	643	.66	.64	2.37
Year ended 12/31/2006	35.38	.60	6.15	6.75	(.54)	(1.57)	(2.11)	40.02	19.16	414	.66	.63	1.55
Year ended 12/31/2005	32.24	.55	3.15	3.70	(.56)	-	(.56)	35.38	11.60	231	.70	.67	1.66
Class 529-B:
Year ended 12/31/2009	24.96	.20	7.77	7.97	(.24)	-	(.24)	32.69	32.16	71	1.55	1.55	.74
Year ended 12/31/2008	42.41	.30	(17.22)	(16.92)	(.27)	(.26)	(.53)	24.96	(40.20)	54	1.50	1.47	.84
Year ended 12/31/2007	40.01	.66	4.38	5.04	(.57)	(2.07)	(2.64)	42.41	12.57	80	1.48	1.46	1.53
Year ended 12/31/2006	35.37	.27	6.16	6.43	(.22)	(1.57)	(1.79)	40.01	18.18	60	1.50	1.47	.71
Year ended 12/31/2005	32.23	.27	3.16	3.43	(.29)	-	(.29)	35.37	10.66	40	1.54	1.52	.82
Class 529-C:
Year ended 12/31/2009	24.95	.20	7.78	7.98	(.24)	-	(.24)	32.69	32.22	215	1.55	1.55	.74
Year ended 12/31/2008	42.40	.30	(17.22)	(16.92)	(.27)	(.26)	(.53)	24.95	(40.21)	147	1.49	1.47	.85
Year ended 12/31/2007	40.00	.67	4.37	5.04	(.57)	(2.07)	(2.64)	42.40	12.58	195	1.48	1.45	1.56
Year ended 12/31/2006	35.37	.28	6.14	6.42	(.22)	(1.57)	(1.79)	40.00	18.16	126	1.49	1.47	.71
Year ended 12/31/2005	32.23	.27	3.16	3.43	(.29)	-	(.29)	35.37	10.68	71	1.53	1.51	.83
Class 529-E:
Year ended 12/31/2009	24.95	.34	7.78	8.12	(.38)	-	(.38)	32.69	32.89	32	1.04	1.04	1.24
Year ended 12/31/2008	42.40	.48	(17.21)	(16.73)	(.46)	(.26)	(.72)	24.95	(39.90)	21	.98	.96	1.36
Year ended 12/31/2007	40.00	.88	4.38	5.26	(.79)	(2.07)	(2.86)	42.40	13.14	29	.97	.95	2.05
Year ended 12/31/2006	35.36	.48	6.15	6.63	(.42)	(1.57)	(1.99)	40.00	18.80	20	.97	.95	1.23
Year ended 12/31/2005	32.23	.44	3.15	3.59	(.46)	-	(.46)	35.36	11.24	12	1.02	.99	1.34

Class 529-F-1:
Year ended 12/31/2009	$24.95	$.48	$7.78	$8.26	$(.52)	$-	$(.52)	$32.69	33.56%	$27	.54%	.54%	1.74%
Year ended 12/31/2008	42.39	.64	(17.19)	(16.55)	(.63)	(.26)	(.89)	24.95	(39.59)	20	.48	.46	1.84
Year ended 12/31/2007	40.00	1.13	4.33	5.46	(1.00)	(2.07)	(3.07)	42.39	13.69	20	.47	.45	2.62
Year ended 12/31/2006	35.36	.67	6.15	6.82	(.61)	(1.57)	(2.18)	40.00	19.40	11	.47	.45	1.73
Year ended 12/31/2005	32.22	.59	3.15	3.74	(.60)	-	(.60)	35.36	11.68	5	.58	.56	1.76
Class R-1:
Year ended 12/31/2009	24.90	.22	7.76	7.98	(.26)	-	(.26)	32.62	32.30	98	1.47	1.47	.80
Year ended 12/31/2008	42.31	.32	(17.18)	(16.86)	(.29)	(.26)	(.55)	24.90	(40.16)	61	1.43	1.41	.91
Year ended 12/31/2007	39.93	.72	4.33	5.05	(.60)	(2.07)	(2.67)	42.31	12.62	57	1.44	1.42	1.67
Year ended 12/31/2006	35.31	.29	6.13	6.42	(.23)	(1.57)	(1.80)	39.93	18.19	23	1.47	1.43	.74
Year ended 12/31/2005	32.18	.29	3.16	3.45	(.32)	-	(.32)	35.31	10.74	11	1.50	1.46	.88
Class R-2:
Year ended 12/31/2009	24.89	.21	7.76	7.97	(.25)	-	(.25)	32.61	32.22	550	1.52	1.52	.77
Year ended 12/31/2008	42.30	.30	(17.17)	(16.87)	(.28)	(.26)	(.54)	24.89	(40.19)	366	1.49	1.47	.85
Year ended 12/31/2007	39.92	.70	4.34	5.04	(.59)	(2.07)	(2.66)	42.30	12.61	471	1.46	1.40	1.62
Year ended 12/31/2006	35.29	.30	6.14	6.44	(.24)	(1.57)	(1.81)	39.92	18.26	291	1.54	1.41	.77
Year ended 12/31/2005	32.17	.30	3.14	3.44	(.32)	-	(.32)	35.29	10.73	155	1.64	1.43	.91
Class R-3:
Year ended 12/31/2009	24.94	.36	7.77	8.13	(.40)	-	(.40)	32.67	32.93	1,707	.99	.99	1.29
Year ended 12/31/2008	42.38	.48	(17.20)	(16.72)	(.46)	(.26)	(.72)	24.94	(39.89)	1,058	.98	.95	1.37
Year ended 12/31/2007	39.98	.92	4.34	5.26	(.79)	(2.07)	(2.86)	42.38	13.17	1,157	.97	.94	2.12
Year ended 12/31/2006	35.35	.47	6.14	6.61	(.41)	(1.57)	(1.98)	39.98	18.75	525	.99	.96	1.21
Year ended 12/31/2005	32.21	.45	3.16	3.61	(.47)	-	(.47)	35.35	11.26	220	1.01	.98	1.35
Class R-4:
Year ended 12/31/2009	24.95	.44	7.77	8.21	(.48)	-	(.48)	32.68	33.31	1,545	.69	.69	1.58
Year ended 12/31/2008	42.39	.58	(17.19)	(16.61)	(.57)	(.26)	(.83)	24.95	(39.70)	942	.67	.65	1.68
Year ended 12/31/2007	39.99	1.05	4.34	5.39	(.92)	(2.07)	(2.99)	42.39	13.51	879	.66	.64	2.42
Year ended 12/31/2006	35.36	.59	6.14	6.73	(.53)	(1.57)	(2.10)	39.99	19.12	438	.67	.65	1.52
Year ended 12/31/2005	32.22	.55	3.16	3.71	(.57)	-	(.57)	35.36	11.61	205	.69	.66	1.66
Class R-5:
Year ended 12/31/2009	24.99	.52	7.79	8.31	(.56)	-	(.56)	32.74	33.75	1,269	.39	.39	1.92
Year ended 12/31/2008	42.46	.69	(17.23)	(16.54)	(.67)	(.26)	(.93)	24.99	(39.53)	1,077	.37	.35	1.98
Year ended 12/31/2007	40.06	1.18	4.34	5.52	(1.05)	(2.07)	(3.12)	42.46	13.81	1,014	.37	.34	2.73
Year ended 12/31/2006	35.41	.71	6.16	6.87	(.65)	(1.57)	(2.22)	40.06	19.50	481	.38	.35	1.83
Year ended 12/31/2005	32.26	.65	3.17	3.82	(.67)	-	(.67)	35.41	11.94	265	.39	.36	1.96
Class R-6:
Period from 5/1/2009 to 12/31/2009	25.63	.37	7.17	7.54	(.43)	-	(.43)	32.74	29.60	596	.35 (6)	.35 (6)	1.87 (6)

	Year ended December 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	30%	29%	27%	21%	24%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)For the year ended December 31, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.39 and 0.90%, respectively.  The impact to the other share classes would have been similar.

(4)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(6)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Fundamental Investors, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Fundamental Investors, Inc. (the “Fund”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Investors, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 8, 2010

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2009:

	1 year	5 years	Life of class

Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	27.30%	2.84%	3.04%
Not reflecting CDSC	32.30	3.20	3.04

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	31.26	3.14	3.59
Not reflecting CDSC	32.26	3.14	3.59

Class F-1 shares2 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	33.40	3.99	4.43

Class F-2 shares2 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	33.72	—	–6.28

Class 529-A shares3 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	25.65	2.71	4.89
Not reflecting maximum sales charge	33.30	3.94	5.68

Class 529-B shares1,3 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	27.16	2.72	5.02
Not reflecting CDSC	32.16	3.07	5.02

Class 529-C shares3 — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	31.22	3.08	4.80
Not reflecting CDSC	32.22	3.08	4.80

Class 529-E shares2,3 — first sold 3/7/02	32.89	3.61	4.63

Class 529-F-1 shares2,3 — first sold 9/23/02
Not reflecting annual asset-based fee charged
by sponsoring firm	33.56	4.11	9.51

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Expense example
                                                                                                                                       unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009, through December 31, 2009).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2009	Ending account value 12/31/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,221.22	$3.75	.67%
Class A -- assumed 5% return	1,000.00	1,021.83	3.41	.67
Class B -- actual return	1,000.00	1,216.46	8.04	1.44
Class B -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class C -- actual return	1,000.00	1,216.42	8.27	1.48
Class C -- assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class F-1 -- actual return	1,000.00	1,221.83	3.75	.67
Class F-1 -- assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 -- actual return	1,000.00	1,223.12	2.41	.43
Class F-2 -- assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 529-A -- actual return	1,000.00	1,221.16	4.03	.72
Class 529-A -- assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 529-B -- actual return	1,000.00	1,215.81	8.60	1.54
Class 529-B -- assumed 5% return	1,000.00	1,017.44	7.83	1.54
Class 529-C -- actual return	1,000.00	1,216.30	8.60	1.54
Class 529-C -- assumed 5% return	1,000.00	1,017.44	7.83	1.54
Class 529-E -- actual return	1,000.00	1,219.37	5.76	1.03
Class 529-E -- assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class 529-F-1 -- actual return	1,000.00	1,222.41	2.97	.53
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.53	2.70	.53
Class R-1 -- actual return	1,000.00	1,216.76	8.21	1.47
Class R-1 -- assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class R-2 -- actual return	1,000.00	1,216.32	8.32	1.49
Class R-2 -- assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class R-3 -- actual return	1,000.00	1,219.31	5.59	1.00
Class R-3 -- assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class R-4 -- actual return	1,000.00	1,221.48	3.92	.70
Class R-4 -- assumed 5% return	1,000.00	1,021.68	3.57	.70
Class R-5 -- actual return	1,000.00	1,222.87	2.19	.39
Class R-5 -- assumed 5% return	1,000.00	1,023.24	1.99	.39
Class R-6 -- actual return	1,000.00	1,223.59	1.96	.35
Class R-6 -- assumed 5% return	1,000.00	1,023.44	1.79	.35

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                  unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2009:

Qualified dividend income	100%
Corporate dividends received deduction	$631,968,000
U.S. government income that may be exempt from state taxation	$2,908,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through August 31, 2010. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital and income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related meetings. In addition to the information reviewed by the board and the committee, this report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that although the fund’s net asset value per share had declined during the one-year period ended December 31, 2008, its long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Results of meeting of shareholders held November 24, 2009

Shares outstanding (all classes)
on record date (August 28, 2009):	1,380,208,908
Total shares voting on November 24, 2009:	883,462,712	64.0% (of shares outstanding)

Election of board members

Director*	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld

Ronald P. Badie	850,844,903	96.3%	32,617,809	3.7%
Joseph C. Berenato	850,852,674	96.3	32,610,038	3.7
Louise H. Bryson	850,934,706	96.3	32,528,006	3.7
Robert J. Denison	850,867,885	96.3	32,594,827	3.7
Mary Anne Dolan	850,872,317	96.3	32,590,395	3.7
Robert A. Fox	850,743,412	96.3	32,719,300	3.7
John G. Freund	850,790,833	96.3	32,671,879	3.7
Leonade D. Jones	850,813,104	96.3	32,649,608	3.7
William H. Kling	850,601,094	96.3	32,861,618	3.7
John G. McDonald	850,665,315	96.3	32,797,397	3.7
Dina N. Perry	850,905,418	96.3	32,557,294	3.7
James F. Rothenberg	850,907,296	96.3	32,555,416	3.7
Christopher E. Stone	850,886,977	96.3	32,575,735	3.7

	Votes for	Percent of outstanding shares voting for	Votes against	Percent of outstanding shares voting against	Votes abstaining		Percent of outstanding shares abstaining

To approve an Agreement and Plan of Reorganization	702,463,282	50.9%	17,899,751	1.3%	163,099,679	†	11.8%

	Votes for	Percent of outstanding shares voting for	Votes against	Percent of outstanding shares voting against	Votes abstaining		Percent of outstanding shares abstaining

To update the fund’s fundamental investment policies regarding:
Borrowing	694,625,218	78.6%	25,911,668	3.0%	162,925,826	†	18.4%
Issuance of senior securities	695,160,917	78.7	24,747,085	2.8	163,554,710	†	18.5
Underwriting	695,551,788	78.7	24,232,421	2.7	163,678,503	†	18.6
Investments in real estate or commodities	693,397,638	78.5	26,973,967	3.0	163,091,107	†	18.5
Lending	692,774,991	78.4	27,433,837	3.1	163,253,884	†	18.5
Industry concentration	695,579,897	78.7	24,350,285	2.8	163,532,530	†	18.5
Elimination of certain polices	692,571,825	78.4	26,227,569	3.0	164,663,318	†	18.6

To approve a policy allowing CRMC to appoint subsidiary advisers for the fund’s day-to-day investment management without additional shareholder approval	688,230,988	77.9	26,587,579	3.0	168,644,145	†	19.1

To approve amendments to the fund’s Investment Advisory and Service Agreement with CRMC	690,800,021	78.2	23,102,979	2.6	169,559,712	†	19.2

To approve a form of Subsidiary Agreement and appointment of one or more subsidiary advisers for the fund	688,868,241	78.0	25,179,244	2.8	169,415,227	†	19.2

To consider a shareholder proposal regarding genocide-free investing	81,858,292	11.0	618,308,319	83.4	41,293,579		5.6
(broker non-votes =
	142,002,522)

*Gail L. Neale and Henry E. Riggs did not stand for election at the Meeting of Shareholders because they plan to retire in December 2010.
†Includes broker non-votes.

Board of directors and other officers

“Independent” directors

	Year first
	elected a
	director of
Name and age	the fund1	Principal occupation(s) during past five years

Ronald P. Badie, 67	2008	Retired; former Vice Chairman, Deutsche Bank
		Alex. Brown

Joseph C. Berenato, 63	2003	Chairman and CEO, Ducommun Incorporated
Chairman of the Board		(aerospace components manufacturer)
(Independent and
Non-Executive)

Louise H. Bryson, 65	2008	Chair of the Board of Trustees, J. Paul Getty Trust;
		former President, Distribution, Lifetime Entertainment
		Network; former Executive Vice President and
		General Manager, Lifetime Movie Network

Robert J. Denison, 68	2005	Chair, First Security Management (private investment)

Mary Anne Dolan,4 62	2010	Founder and President, MAD Ink (communications
		company); former Editor-in-Chief, The Los Angeles
		Herald Examiner

Robert A. Fox, 72	1998	Managing General Partner, Fox Investments LP;
		corporate director; retired President and CEO, Foster
		Farms (poultry producer)

John G. Freund,4 56	2010	Founder and Managing Director, Skyline Ventures
		(venture capital investor in health care companies)

Leonade D. Jones, 62	1998	Co-founder, VentureThink LLC (developed and
		managed e-commerce businesses) and Versura Inc.
		(education loan exchange); former Treasurer, The
		Washington Post Company

William H. Kling,4 67	2010	President and CEO, American Public Media Group

John G. McDonald, 72	1998	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Gail L. Neale, 75	1985	President, The Lovejoy Consulting Group, Inc.
		(a pro bono consulting group advising nonprofit
		organizations)

Henry E. Riggs, 75	1989	President Emeritus, Keck Graduate Institute of
		Applied Life Sciences

Christopher E. Stone,4 53	2010	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University

“Independent” directors

	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	director	Other directorships3 held by director

Ronald P. Badie, 67	4	Amphenol Corporation; Merisel, Inc.; Nautilus, Inc.; Obagi Medical Products, Inc.

Joseph C. Berenato, 63	6	None
Chairman of the Board
(Independent and
Non-Executive)

Louise H. Bryson, 65	6	None

Robert J. Denison, 68	7	None

Mary Anne Dolan,4 62	9	None

Robert A. Fox, 72	9	None

John G. Freund,4 56	3	Hansen Medical, Inc.; Mako Surgical Corporation;
		MAP Pharmaceuticals, Inc.; XenoPort, Inc.

Leonade D. Jones, 62	9	None

William H. Kling,4 67	9	None

John G. McDonald, 72	12	iStar Financial, Inc.; Plum Creek Timber Co.;
		Scholastic Corporation; Varian, Inc.

Gail L. Neale, 75	5	None

Henry E. Riggs, 75	5	None

Christopher E. Stone,4 53	6	None

Patricia K. Woolf retired from the board in December 2009. The directors thank Dr. Woolf for her dedication and long service to the fund.

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

“Interested” directors5

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

James F. Rothenberg, 63	1998	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Director and Non-Executive Chair, American Funds Distributors, Inc.;6 Director and Non-Executive Chair, The Capital Group Companies, Inc.6

Dina N. Perry, 64	1994	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company; Director, Capital Research and Management Company

“Interested” directors5

	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	director	Other directorships3 held by director

James F. Rothenberg, 63	2	None
Vice Chairman of the Board

Dina N. Perry, 64	1	None
President

Other officers7

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund1	principal underwriter of the fund

Paul G. Haaga, Jr., 61
Executive Vice President	1994	Vice Chairman of the Board, Capital Research and
		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company
Michael T. Kerr, 50
Senior Vice President	1995	Senior Vice President — Capital World Investors,
		Capital Research and Management Company;
		Director, Capital Research and Management
		Company
Martin Romo,7 42
Senior Vice President	1999	Senior Vice President — Capital World Investors,
		Capital Research Company;6 Director and
		Co-President, Capital Research Company;6
		Director, The Capital Group Companies, Inc.6

Mark L. Casey,7 39	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director,
		Capital Research Company6

Ronald B. Morrow, 64	2004	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company

Donald H. Rolfe, 37	2007	Associate Counsel — Fund Business Management
Vice President		Group, Capital Research and Management Company

Patrick F. Quan, 51	1989–1998	Vice President — Fund Business Management
Secretary	2000	Group, Capital Research and Management Company

Jeffrey P. Regal, 38	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Gregory F. Niland, 38	2009	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1Directors and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

4Mary Anne Dolan, John G. Freund, William H. Kling and Christopher E. Stone were newly elected to the board by the fund’s shareholders effective January 1, 2010.

5“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

7 All of the officers listed, except Martin Romo and Mark L. Casey, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2009, portfolio of Fundamental Investors’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
>Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-910-0210P

Litho in USA KBDA/RRD/8056-S20668

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$76,000
2009	$80,000

b) Audit-Related Fees:
2008	$16,000
2009	$10,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$10,000
2009	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$1,070,000
2009	$1,029,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$8,000
2009	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,396,000 for fiscal year 2008 and $1,479,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

Fundamental InvestorsSM
Investment portfolio

December 31, 2009

Common stocks — 95.32%	Shares	Value (000)

INFORMATION TECHNOLOGY — 16.99%
Microsoft Corp.	38,795,000	$1,182,860
Oracle Corp.	40,523,879	994,456
Cisco Systems, Inc.1	25,643,500	613,905
Google Inc., Class A1	920,000	570,382
Yahoo! Inc.1	30,660,000	514,475
Apple Inc.1	2,420,000	510,281
Corning Inc.	24,270,000	468,654
Intuit Inc.1	10,875,000	333,971
SAP AG (ADR)	6,500,000	304,265
EMC Corp.1	14,000,000	244,580
QUALCOMM Inc.	5,125,000	237,083
Fidelity National Information Services, Inc.	8,285,499	194,212
Intel Corp.	8,000,000	163,200
Visa Inc., Class A	1,850,000	161,801
Xilinx, Inc.	6,300,000	157,878
Lender Processing Services, Inc.	3,807,500	154,813
Microchip Technology Inc.	5,300,000	154,018
Hewlett-Packard Co.	2,600,000	133,926
Red Hat, Inc.1	3,000,000	92,700
Applied Materials, Inc.	6,500,000	90,610
Comverse Technology, Inc.1	7,684,470	72,618
Tyco Electronics Ltd.	2,615,000	64,198
Paychex, Inc.	2,043,500	62,613
Linear Technology Corp.	1,860,000	56,804
ASML Holding NV2	1,374,568	46,719
KLA-Tencor Corp.	1,274,500	46,086
HTC Corp.2	1,880,940	21,430
Murata Manufacturing Co., Ltd.2	300,000	14,822
		7,663,360

ENERGY — 12.65%
Suncor Energy Inc.	40,433,040	1,437,387
Occidental Petroleum Corp.	6,204,244	504,715
CONSOL Energy Inc.3	6,700,000	333,660
ConocoPhillips	5,470,000	279,353
TOTAL SA2	4,210,000	269,586
Tenaris SA (ADR)	6,200,000	264,430
FMC Technologies, Inc.1	4,500,000	260,280
Chevron Corp.	3,117,763	240,036
Royal Dutch Shell PLC, Class A (ADR)	3,500,000	210,385
Royal Dutch Shell PLC, Class B (ADR)	450,000	26,158
Murphy Oil Corp.	4,343,636	235,425
Baker Hughes Inc.	5,220,000	211,305
Diamond Offshore Drilling, Inc.	2,050,000	201,761
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	3,210,000	153,053
Hess Corp.	2,500,000	151,250
Acergy SA2	9,520,000	150,096
Imperial Oil Ltd.	3,608,739	140,185
Smith International, Inc.	4,810,000	130,688
OAO TMK (GDR)1,2	5,685,000	99,646
Halliburton Co.	3,040,000	91,474
Schlumberger Ltd.	1,200,000	78,108
Devon Energy Corp.	1,000,000	73,500
Quicksilver Resources Inc.1	2,592,200	38,909
Canadian Oil Sands Trust	1,249,700	35,711
Exxon Mobil Corp.	500,000	34,095
Arch Coal, Inc.	1,286,600	28,627
Cameco Corp.	846,300	27,434
		5,707,257

HEALTH CARE — 12.13%
Merck & Co., Inc.	36,151,059	1,320,960
Roche Holding AG2	3,820,000	649,122
Medtronic, Inc.	13,625,000	599,227
Eli Lilly and Co.	13,685,000	488,691
Baxter International Inc.	6,940,000	407,239
Pfizer Inc	15,940,000	289,949
Shire Ltd. (ADR)	3,500,000	205,450
Intuitive Surgical, Inc.1	649,895	197,126
Hologic, Inc.1	12,730,000	184,585
Novartis AG2	3,200,000	174,150
Johnson & Johnson	2,300,000	148,143
Amgen Inc.1	2,058,000	116,421
Abbott Laboratories	1,800,000	97,182
Stryker Corp.	1,800,000	90,666
Hospira, Inc.1	1,700,000	86,700
Novo Nordisk A/S, Class B2	1,329,000	85,022
Bayer AG2	1,000,000	79,867
Aetna Inc.	2,310,000	73,227
St. Jude Medical, Inc.1	1,900,000	69,882
Medco Health Solutions, Inc.1	926,000	59,181
Boston Scientific Corp.1	4,445,000	40,005
C. R. Bard, Inc.	150,000	11,685
		5,474,480

INDUSTRIALS — 10.99%
Lockheed Martin Corp.	5,398,200	406,754
Union Pacific Corp.	6,100,000	389,790
Schneider Electric SA2	3,157,277	365,509
Deere & Co.	5,600,000	302,904
Boeing Co.	5,500,000	297,715
First Solar, Inc.1	2,110,000	285,694
Emerson Electric Co.	6,000,000	255,600
Tyco International Ltd.	7,040,000	251,187
Parker Hannifin Corp.	4,500,000	242,460
United Technologies Corp.	3,250,000	225,582
Northrop Grumman Corp.	3,966,243	221,515
Waste Management, Inc.	5,700,000	192,717
United Parcel Service, Inc., Class B	3,250,000	186,452
European Aeronautic Defence and Space Co. EADS NV2	8,000,000	159,688
Precision Castparts Corp.	1,200,000	132,420
Joy Global Inc.	2,238,638	115,491
Fastenal Co.	2,500,500	104,121
General Electric Co.	6,650,000	100,615
Honeywell International Inc.	2,300,000	90,160
Raytheon Co.	1,732,732	89,270
Republic Services, Inc.	3,051,600	86,391
MTU Aero Engines Holding AG2	1,475,220	80,890
General Dynamics Corp.	1,145,800	78,109
KBR, Inc.	3,950,000	75,050
Grafton Group PLC, units2,4	14,962,000	62,041
Corporate Executive Board Co.4	2,304,200	52,582
Vestas Wind Systems A/S1,2	787,000	48,148
Vallourec SA2	200,000	36,351
Iron Mountain Inc.1	1,000,000	22,760
		4,957,966

FINANCIALS — 9.57%
JPMorgan Chase & Co.	16,255,000	677,346
Wells Fargo & Co.	19,513,000	526,656
U.S. Bancorp	21,952,000	494,140
Bank of America Corp.	28,000,000	421,680
Berkshire Hathaway Inc., Class A1	2,945	292,144
ACE Ltd.	5,700,000	287,280
Aon Corp.	6,700,000	256,878
SunTrust Banks, Inc.	9,250,000	187,682
Marsh & McLennan Companies, Inc.	8,060,000	177,965
AMP Ltd.2	25,571,383	154,000
Crédit Agricole SA2	8,000,000	139,367
Industrial and Commercial Bank of China Ltd., Class H2	133,400,000	109,488
New York Community Bancorp, Inc.	7,500,000	108,825
Citigroup Inc.	30,000,000	99,300
Cincinnati Financial Corp.	3,000,000	78,720
Travelers Companies, Inc.	1,500,000	74,790
American Express Co.	1,100,000	44,572
Irish Life & Permanent PLC1,2	8,435,059	39,795
People’s United Financial, Inc.	2,000,000	33,400
Bank of Ireland1,2	15,863,513	29,586
Bank of New York Mellon Corp.	1,000,000	27,970
CapitalSource Inc.	6,725,954	26,702
Marshall & Ilsley Corp.	3,189,998	17,385
Allied Irish Banks, PLC1,2	8,200,000	14,253
		4,319,924

MATERIALS — 9.03%
Rio Tinto PLC2	10,662,500	575,417
Syngenta AG2	2,025,400	566,922
Potash Corp. of Saskatchewan Inc.	2,684,100	291,225
Monsanto Co.	2,850,000	232,987
Dow Chemical Co.	8,376,600	231,445
CRH PLC2	8,219,550	222,485
Vale SA, ordinary nominative (ADR)	7,000,000	203,210
Weyerhaeuser Co.	3,583,000	154,571
E.I. du Pont de Nemours and Co.	4,565,300	153,714
Mosaic Co.	2,500,000	149,325
Praxair, Inc.	1,725,000	138,535
PPG Industries, Inc.	2,166,649	126,836
Xstrata PLC1,2	7,000,000	123,456
Newmont Mining Corp.	2,500,000	118,275
BHP Billiton Ltd.2	2,860,000	109,514
MeadWestvaco Corp.	3,750,000	107,362
Ecolab Inc.	2,200,000	98,076
Sigma-Aldrich Corp.	1,925,000	97,270
Alcoa Inc.	6,000,000	96,720
Cliffs Natural Resources Inc.	2,000,000	92,180
Grupo México, SAB de CV, Series B	30,000,000	68,854
Norsk Hydro ASA1,2	6,500,000	54,025
Vulcan Materials Co.	637,233	33,563
Buzzi Unicem SpA, nonconvertible shares2	2,640,000	27,279
		4,073,246

CONSUMER DISCRETIONARY — 7.79%
McDonald’s Corp.	11,556,400	721,582
Home Depot, Inc.	12,600,000	364,518
Starbucks Corp.1	14,000,000	322,840
Walt Disney Co.	8,000,000	258,000
Time Warner Inc.	8,500,000	247,690
Comcast Corp., Class A	12,330,000	207,884
Johnson Controls, Inc.	7,500,000	204,300
Strayer Education, Inc.4	743,100	157,901
Industria de Diseño Textil, SA2	2,500,000	154,796
Virgin Media Inc.1	8,000,000	134,640
Lowe’s Companies, Inc.	5,630,000	131,686
Shaw Communications Inc., Class B, nonvoting	6,000,000	123,420
Macy’s, Inc.	6,500,000	108,940
Marriott International, Inc., Class A	3,352,545	91,357
Nikon Corp.2	3,977,000	78,483
News Corp., Class A	3,650,000	49,968
Penn National Gaming, Inc.1	1,763,000	47,918
Toyota Motor Corp.2	1,000,000	42,041
Chipotle Mexican Grill, Inc.1	379,832	33,486
Weight Watchers International, Inc.	1,070,000	31,201
		3,512,651

CONSUMER STAPLES — 6.12%
Coca-Cola Co.	11,460,000	653,220
Philip Morris International Inc.	8,224,800	396,353
Altria Group, Inc.	14,175,100	278,257
Pernod Ricard SA2	2,473,500	212,158
PepsiCo, Inc.	3,100,000	188,480
Avon Products, Inc.	5,600,000	176,400
Procter & Gamble Co.	2,555,000	154,910
Wal-Mart Stores, Inc.	2,400,000	128,280
Unilever NV, depository receipts2	3,500,000	113,965
British American Tobacco PLC2	3,150,000	102,321
Coca-Cola Amatil Ltd.2	9,390,556	96,762
Colgate-Palmolive Co.	1,100,000	90,365
CVS/Caremark Corp.	2,500,000	80,525
Kraft Foods Inc., Class A	1,900,000	51,642
C&C Group PLC2	8,773,609	37,836
		2,761,474

UTILITIES — 4.44%
Exelon Corp.	7,760,900	379,275
GDF Suez2	6,029,861	261,407
Questar Corp.	5,000,000	207,850
Edison International	5,250,000	182,595
E.ON AG2	4,000,000	166,868
PPL Corp.	4,500,000	145,395
American Water Works Co., Inc.	5,000,000	112,050
Duke Energy Corp.	6,500,000	111,865
Electricité de France SA2	1,761,147	104,721
PG&E Corp.	2,000,000	89,300
NV Energy, Inc.	7,000,000	86,660
SUEZ Environnement Co.2	2,500,000	57,712
FPL Group, Inc.	1,050,000	55,461
Xcel Energy Inc.	1,500,000	31,830
Entergy Corp.	150,000	12,276
		2,005,265

TELECOMMUNICATION SERVICES — 2.91%
Verizon Communications Inc.	16,800,000	556,584
Telefónica, SA2	9,500,000	264,586
AT&T Inc.	7,150,000	200,414
SOFTBANK CORP.2	4,700,000	109,917
Vodafone Group PLC2	44,500,000	103,183
China Telecom Corp. Ltd., Class H2	185,180,000	76,630
		1,311,314

MISCELLANEOUS — 2.70%
Other common stocks in initial period of acquisition		1,219,520

Total common stocks (cost: $37,957,243,000)		43,006,457

Convertible securities — 0.03%

MISCELLANEOUS — 0.03%
Other convertible securities in initial period of acquisition		13,875

Total convertible securities (cost: $12,500,000)		13,875

	Principal amount
Bonds & notes — 0.01%	(000)

MORTGAGE-BACKED OBLIGATIONS5 — 0.01%
ChaseFlex Trust, Series 2007-2, Class A-1, 0.511% 20376	$10,392	6,360

Total bonds & notes (cost: $6,440,000)		6,360

	Principal amount	Value
Short-term securities — 4.59%	(000)	(000)

Freddie Mac 0.08%–1.00% due 1/20–9/14/2010	$754,000	$753,730
Fannie Mae 0.07%–0.25% due 1/25–8/16/2010	251,330	251,104
U.S. Treasury Bills 0.161%–0.28% due 2/4–8/26/2010	145,450	145,399
Coca-Cola Co. 0.18%–0.21% due 1/6–3/18/20103	102,850	102,841
Straight-A Funding LLC 0.18% due 2/9–3/8/20103	100,000	99,976
Federal Home Loan Bank 0.06%–0.10% due 1/8–3/29/2010	96,900	96,893
Private Export Funding Corp. 0.15%–0.22% due 2/3–3/3/20103	96,600	96,578
General Electric Capital Corp. 0.17%–0.20% due 1/11–1/20/2010	67,700	67,691
General Electric Capital Services, Inc. 0.18% due 2/22/2010	25,000	24,992
Variable Funding Capital Company LLC 0.16%–0.21% due 1/5–1/14/2010 3	77,000	76,991
Enterprise Funding Co. LLC 0.20% due 3/17/20103	35,019	35,003
Bank of America Corp. 0.23% due 3/23/2010	30,000	29,986
Park Avenue Receivables Co., LLC 0.15% due 1/4/20103	35,000	34,999
Jupiter Securitization Co., LLC 0.15%–0.21% due 1/12–1/15/20103	24,500	24,497
Procter & Gamble International Funding S.C.A. 0.21%–0.22% due 1/14–2/11/20103	50,500	50,492
Federal Farm Credit Banks 0.37% due 5/10/2010	50,000	49,973
NetJets Inc. 0.12% due 3/1/20103	41,550	41,537
Abbott Laboratories 0.11% due 2/1/20103	35,000	34,997
Medtronic Inc. 0.14% due 1/5/20103	26,300	26,300
Walt Disney Co. 0.11% due 1/20/20103	25,000	24,998

Total short-term securities (cost: $2,068,739,000)		2,068,977

Total investment securities (cost: $40,044,922,000)		45,095,669
Other assets less liabilities		22,220

Net assets		$45,117,889

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous," was $6,744,614,000, which represented 14.95% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $982,869,000, which represented 2.18% of the net assets of the fund.
4Represents an affiliated company as defined under the Investment Company Act of 1940.
5Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-910-0210O-S21491

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
Fundamental Investors, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Fundamental Investors, Inc. (the “Fund”) as of December 31, 2009, and for the year then ended and have issued our report thereon dated February 8, 2010, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 8, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FUNDAMENTAL INVESTORS, INC.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: February 26, 2010

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: February 26, 2010